Other income, net	12 Months Ended
Mar. 31, 2021
Other Income and Expenses [Abstract]
Other income, net
21	Other income, net

Other income, net consisted of the following:

	Year Ended March 31,
	2019	2020	2021
	$ in thousands	$ in thousands	$ in thousands

Gain on disposal of property, plant and equipment #	5	—	237
Government subsidies	16	227	75
Gain from investment in financial instruments	45	83	75
Other gains	42	125	93

Other income, net	108	435	480

# Land appreciation tax is calculated from the appreciation of the value of the land occupied by the property. During the fiscal year ended March 31, 2021, land appreciation tax of approximately $145,000 was charged during the disposal of properties, and the gain on disposal of property was net of this land appreciation tax of approximately $145,000.